Notes Payable (Details) - USD ($)	1 Months Ended	3 Months Ended		12 Months Ended
	Jan. 31, 2019	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Unsecured loan agreement, description	In January, 2019, BioLite Taiwan entered an unsecured loan agreement with one individual bearing interest at fixed rates at 12% per annum of NT$3,000,000, equivalent to $106,800, for working capital purpose.
Balance due amount		$ 0		$ 0	$ 106,800
Interest expenses		$ 0	$ 3,204	$ 8,592	$ 12,204